Exhibit 99.2

Second Quarter 2018
Financial Supplement

TABLE OF CONTENTS

Page

Financial Summary and Key Metrics	4

Consolidated Statements of Income	5-6

Consolidated Balance Sheets	7

Average Balance, Average Yield Earned and Average Rate Paid	8-10

Loans and Deposits by Market	11

Segment Data	12

Loan Portfolio and Asset Quality	13

Preliminary Capital Ratios	14

Investment Portfolio	15

Non-GAAP Reconciliation	16-18

Use of non-GAAP Financial Measures

This Supplemental Financial Information contains certain financial measures that are not measures recognized under U.S. generally accepted accounting principles (“GAAP”) and therefore are considered non-GAAP financial measures. These non‐GAAP financial measures include, without limitation, adjusted net income, core net income, adjusted diluted earnings per share,  core diluted earnings per share, core noninterest expense and core noninterest income, core efficiency ratio (tax equivalent basis), Banking segment core efficiency ratio (tax equivalent basis), Mortgage segment core efficiency ratio (tax equivalent basis), adjusted mortgage contribution, core return on average assets and equity and core total revenue.  Each of these non-GAAP metrics excludes certain income and expense items that the Company’s management considers to be non‐core in nature. The Company refers to these non‐GAAP measures as adjusted or core measures. The corresponding Earnings Release also presents tangible assets, tangible common equity, tangible book value per common share, tangible common equity to tangible assets, return on tangible common equity, return on average tangible common equity, adjusted return on average assets, adjusted return on average equity, core return on average tangible common equity and adjusted return on average tangible common equity.  Each of these non-GAAP metrics excludes the impact of goodwill and other intangibles.

The Company’s management uses these non-GAAP financial measures in their analysis of the Company’s performance, financial condition and the efficiency of its operations as management believes such measures facilitate period-to-period comparisons and provide meaningful indications of its operating performance as they eliminate both gains and charges that management views as non-recurring or not indicative of operating performance. Management believes that these non-GAAP financial measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods as well as demonstrating the effects of significant non-core gains and charges in the current and prior periods. The Company’s management also believes that investors find these non-GAAP financial measures useful as they assist investors in understanding the Company’s underlying operating performance and in the analysis of ongoing operating trends.  In addition, because intangible assets such as goodwill and other intangibles, and the other items excluded each vary extensively from company to company, the Company believes that the presentation of this information allows investors to more easily compare the Company’s results to the results of other companies.  However, the non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which the Company calculates the non-GAAP financial measures discussed herein may differ from that of other companies reporting measures with similar names. You should understand how such other banking organizations calculate their financial measures similar or with names similar to the non-GAAP financial measures the Company has discussed herein when comparing such non-GAAP financial measures.  The following tables provide a reconciliation of these measures to the most directly comparable GAAP financial measures.

FB Financial Corporation
Second Quarter 2018
Supplemental Financial Information

Financial Summary and Key Metrics
(Unaudited)
(In Thousands, Except Share Data and %)

	2018		2017
	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Statement of Income Data
Total interest income	$59,043	$54,848	$55,031	$48,415	$33,278
Total interest expense	7,526	6,419	6,048	4,805	2,851
Net interest income	51,517	48,429	48,983	43,610	30,427
Provision for loan losses	1,063	317	956	(784)	(865)
Total noninterest income	35,708	33,275	37,017	37,820	35,657
Total noninterest expense	56,303	56,151	57,540	69,224	49,136
Net income before income taxes	29,859	25,236	27,504	12,990	17,813
Income tax expense	7,794	5,482	4,486	4,602	6,574
Net income	$22,065	$19,754	$23,018	$8,388	$11,239
Net interest income (tax—equivalent basis)	$51,909	$48,799	$49,692	$44,281	$31,158
Net income, adjusted*	$22,736	$20,636	$18,265	$17,936	$11,705
Per Common Share
Diluted net income	$0.70	$0.63	$0.74	$0.27	$0.43
Diluted net income, adjusted*	$0.72	$0.66	$0.59	$0.58	$0.45
Book value	20.56	19.92	19.54	18.76	17.59
Tangible book value*	15.66	14.99	14.56	13.79	15.83
Weighted average number of shares-diluted	31,294,044	31,421,830	31,166,080	30,604,537	26,301,458
Period-end number of shares	30,683,353	30,671,763	30,535,517	30,526,592	28,968,160
Selected Balance Sheet Data
Cash and due from banks	$67,863	$53,060	$29,831	$67,070	$59,112
Loans held for investment (HFI)	3,415,575	3,244,663	3,166,911	3,114,562	1,970,974
Allowance for loan losses	(26,347)	(24,406)	(24,041)	(23,482)	(23,247)
Loans held for sale	374,916	414,518	526,185	466,369	427,416
Investment securities, at fair value	611,435	597,347	543,992	543,282	553,357
Other real estate owned, net	14,639	15,334	16,442	13,812	6,370
Total assets	4,923,249	4,725,416	4,727,713	4,581,943	3,346,570
Customer deposits	3,844,009	3,684,758	3,578,694	3,614,220	2,726,060
Brokered and internet time deposits	65,854	81,393	85,701	104,318	1,533
Total deposits	3,909,863	3,766,151	3,664,395	3,718,538	2,727,593
Borrowings	326,897	278,293	333,302	196,299	43,790
Total shareholders' equity	630,959	611,075	596,729	572,528	509,517
Selected Ratios
Return on average:
Assets	1.86%	1.71%	1.96%	0.80%	1.40%
Shareholders' equity	14.4%	13.4%	15.8%	6.0%	11.3%
Tangible common equity*	19.0%	17.9%	21.3%	7.7%	13.0%
Average shareholders' equity to average assets	12.9%	12.8%	12.4%	13.2%	12.4%
Net interest margin (NIM) (tax-equivalent basis)	4.81%	4.64%	4.63%	4.61%	4.19%
Efficiency ratio (GAAP)	64.5%	68.7%	66.9%	85.0%	74.4%
Core efficiency ratio (tax-equivalent basis)*	62.1%	65.5%	63.6%	64.4%	70.2%
Loans held for investment to deposit ratio	87.4%	86.2%	86.4%	83.8%	72.3%
Total loans to deposit ratio	96.9%	97.2%	100.8%	96.3%	87.9%
Yield on interest-earning assets	5.51%	5.25%	5.20%	5.10%	4.57%
Cost of interest-bearing liabilities	0.96%	0.85%	0.79%	0.71%	0.55%
Cost of total deposits	0.62%	0.55%	0.50%	0.46%	0.34%
Credit Quality Ratios
Allowance for loan losses as a percentage of loans held for investment	0.77%	0.75%	0.76%	0.75%	1.18%
Net (recoveries) charge-off's as a percentage of average loans
held for investment	(0.11)%	(0.01)%	0.05%	(0.15)%	(0.25)%
Nonperforming loans held for investment as a percentage of total loans
held for investments	0.26%	0.30%	0.32%	0.29%	0.50%
Nonperforming assets as a percentage of total assets (a)	0.52%	0.59%	1.52%	0.88%	0.58%
Preliminary capital ratios (Consolidated)
Shareholders' equity to assets	12.8%	12.9%	12.6%	12.5%	15.2%
Tangible common equity to tangible assets*	10.1%	10.2%	9.7%	9.5%	13.9%
Tier 1 capital (to average assets)	10.9%	10.7%	10.5%	11.4%	15.5%
Tier 1 capital (to risk-weighted assets)	11.4%	11.8%	11.4%	11.6%	18.3%
Total capital (to risk-weighted assets)	12.0%	12.3%	12.0%	12.2%	19.1%
Common Equity Tier 1 (to risk-weighted assets) (CET1)	10.7%	11.0%	10.7%	10.8%	17.2%

*These measures are considered non-GAAP financial measures. See “GAAP Reconciliation and Use of Non-GAAP Financial Measures” and the corresponding financial tables below for reconciliations of these Non-GAAP measures. Investors are encouraged to refer to the discussion of non-GAAP measures included in the corresponding earnings release.

(a) For the three months ended December 31 and September 30, 2017, GNMA loans subject to ability to repurchase were included. The Company derecognized these in the first quarter of 2018 as the perceived benefit has decreased with rising rates.

FB Financial Corporation
Second Quarter 2018
Supplemental Financial Information

Consolidated Statements of Income
(Unaudited)
(In Thousands, Except Share Data and %)

							Q2 2018	Q2 2018
							vs.	vs.
	2018			2017			Q1 2018	Q2 2017
	Second Quarter		First Quarter	Fourth Quarter	Third Quarter	Second Quarter	Percent variance	Percent variance
Interest income:
Interest and fees on loans	$54,529		$50,693	$51,246	$44,367	$29,350	7.6%	85.8%
Interest on securities
Taxable	3,134		2,852	2,529	2,399	2,589	9.9%	21.1%
Tax-exempt	981		925	910	988	1,068	6.1%	-8.1%
Other	399		378	346	661	271	5.6%	47.2%
Total interest income	59,043		54,848	55,031	48,415	33,278	7.6%	77.4%
Interest expense:
Deposits
Demand and savings accounts	3,951		3,315	3,209	2,829	1,703	19.2%	132.0%
Time deposits	1,947		1,756	1,447	1,125	604	10.9%	222.4%
Short-term borrowings	694		422	382	25	112	64.5%	519.6%
Long-term debt	934		926	1,010	826	432	0.9%	116.2%
Total interest expense	7,526		6,419	6,048	4,805	2,851	17.2%	164.0%
Net interest income	51,517		48,429	48,983	43,610	30,427	6.4%	69.3%
Provision for loan losses	1,063		317	956	(784)	(865)	235.3%	-222.9%
Net interest income after provision for loan losses	50,454		48,112	48,027	44,394	31,292	4.9%	61.2%
Noninterest income:
Mortgage banking income	28,544		26,471	30,280	31,334	30,239	7.8%	-5.6%
Service charges on deposit accounts	2,132		2,097	2,181	2,044	1,796	1.7%	18.7%
ATM and interchange fees	2,581		2,361	2,430	2,222	2,085	9.3%	23.8%
Investment services and trust income	1,180		1,206	1,154	1,078	903	-2.2%	30.7%
(Loss) gain from securities, net	(97)		(47)	1	254	29	106.4%	-434.5%
Gain (loss) on sales or write-downs of other real estate owned	23		(186)	(72)	(368)	23	-112.4%	0.0%
(Loss) gain from other assets	(155)		68	(314)	54	39	-327.9%	-497.4%
Other income	1,500		1,305	1,357	1,202	543	14.9%	176.2%
Total noninterest income	35,708		33,275	37,017	37,820	35,657	7.3%	0.1%
Total revenue	87,225		81,704	86,000	81,430	66,084	6.8%	32.0%
Noninterest expenses:
Salaries, commissions and employee benefits	34,508		34,149	35,771	34,795	30,783	1.1%	12.1%
Occupancy and equipment expense	3,744		3,605	3,881	3,539	3,307	3.9%	13.2%
Legal and professional fees	1,965		2,043	1,764	1,512	1,033	-3.8%	90.2%
Data processing	2,138		2,035	1,766	1,761	1,460	5.1%	46.4%
Merger and conversion	-		1,193	2,069	15,711	767	-100.0%	-100.0%
Amortization of core deposits and other intangibles	802		853	922	558	123	-6.0%	552.0%
Loss on sale of mortgage servicing rights	-		-	-	-	249	0.0%	-100.0%
Regulatory fees and deposit insurance assessments	730		562	571	549	494	29.9%	47.8%
Software license and maintenance fees	390		467	529	523	364	-16.5%	7.1%
Advertising	3,408		3,282	3,189	3,493	3,343	3.8%	1.9%
Other expense	8,618		7,962	7,078	6,783	7,213	8.2%	19.5%
Total noninterest expense	56,303		56,151	57,540	69,224	49,136	0.3%	14.6%
Income before income taxes	29,859		25,236	27,504	12,990	17,813	18.3%	67.6%
Income tax expense	7,794		5,482	4,486	4,602	6,574	42.2%	18.6%
Net income	$22,065		$19,754	$23,018	$8,388	$11,239	11.7%	96.3%
Earnings available to common shareholders	$21,948	(a)	$19,754	$23,018	$8,388	$11,239
Weighted average common shares outstanding:
Basic	30,678,732		30,613,284	30,527,234	30,004,952	25,741,968
Fully diluted	31,294,044		31,421,830	31,166,080	30,604,537	26,301,458
Earnings per common share:
Basic	$0.72		$0.65	$0.75	$0.28	$0.44
Fully diluted	0.70		0.63	0.74	0.27	0.43

(a) During the second quarter of 2018, the Company declared a dividend which included participating securities related to the Company's undistributed restricted stock units. As such, earnings per share is presented in accordance with the two-class method.

FB Financial Corporation
Second Quarter 2018
Supplemental Financial Information

Consolidated Statements of Income
(Unaudited)
(In Thousands, Except Share Data and %)

	For the six months year ended June 30,		Q2 YTD 2018 vs. Q2 YTD 2017
	2018	2017	Percent variance
Interest income:
Interest and fees on loans	$105,222	$58,356	80.3%
Interest on securities
Taxable	5,986	5,156	16.1%
Tax-exempt	1,906	2,108	-9.6%
Other	777	547	42.0%
Total interest income	113,891	66,167	72.1%
Interest expense:
Deposits
Demand and savings accounts	7,266	3,234	124.7%
Time deposits	3,703	1,187	212.0%
Short-term borrowings	1,116	210	431.4%
Long-term debt	1,860	858	116.8%
Total interest expense	13,945	5,489	154.1%
Net interest income	99,946	60,678	64.7%
Provision for loan losses	1,380	(1,122)	-223.0%
Net interest income after provision for loan losses	98,566	61,800	59.5%
Noninterest income:
Mortgage banking income	55,015	55,319	-0.5%
Service charges on deposit accounts	4,229	3,562	18.7%
ATM and interchange fees	4,942	4,132	19.6%
Investment services and trust income	2,386	1,717	39.0%
(Loss) gain from securities, net	(144)	30	-580.0%
(Loss) gain on sales or write-downs of other real estate owned	(163)	771	-121.1%
(Loss) gain on other assets	(87)	39	-323.1%
Other income	2,805	1,174	138.9%
Total noninterest income	68,983	66,744	3.4%
Total revenue	168,929	127,422	32.6%
Noninterest expenses:
Salaries, commissions and employee benefits	68,657	59,789	14.8%
Occupancy and equipment expense	7,349	6,416	14.5%
Legal and professional fees	4,008	2,461	62.9%
Data processing	4,173	2,961	40.9%
Merger and conversion	1,193	1,254	-4.9%
Amortization of intangibles	1,655	515	221.4%
Loss on sale of mortgage servicing rights	-	249	-100.0%
Regulatory fees and deposit insurance assessments	1,292	929	39.1%
Software license and maintenance fees	857	821	4.4%
Advertising	6,690	6,275	6.6%
Other expense	16,580	13,883	19.4%
Total noninterest expense	112,454	95,553	17.7%
Net income before income taxes	55,095	32,991	67.0%
Income tax expense	13,276	11,999	10.6%
Net income	$41,819	$20,992	99.2%
Earnings available to common shareholders(a)	$41,596	$20,992
Weighted average common shares outstanding:
Basic	30,646,189	24,944,633
Fully diluted	31,275,846	25,450,419
Earnings per common share:
Basic	$1.36	$0.84
Fully diluted	$1.33	$0.82

(a) During the second quarter of 2018, the Company declared a dividend which included participating securities related to certain of the Company's undistributed restricted stock units. As such, earnings per share is presented in accordance with the two-class method prospectively.

FB Financial Corporation
Second Quarter 2018
Supplemental Financial Information

Consolidated Balance Sheets
(Unaudited)
(In Thousands, %)

						Annualized
						Q2 2018	Q2 2018
						vs.	vs.
	2018		2017			Q1 2018	Q2 2017
	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	Percent variance	Percent variance
ASSETS
Cash and due from banks	$67,863	$53,060	$29,831	$67,070	$59,112	111.9%	14.8%
Federal funds sold	19,859	7,171	66,127	4,470	16,238	709.7%	22.3%
Interest bearing deposits in financial institutions	16,695	13,469	23,793	25,625	110,928	96.1%	-84.9%
Cash and cash equivalents	104,417	73,700	119,751	97,165	186,278	167.2%	-43.9%
Investments:
Available-for-sale debt securities, at fair value	608,360	594,248	536,270	535,555	544,706	9.5%	11.7%
Equity securities, at fair value	3,075	3,099	7,722	7,727	8,651	-3.1%	-64.5%
Federal Home Loan Bank stock, at cost	12,641	11,810	11,412	11,152	7,743	28.2%	63.3%
Loans held for sale, at fair value	374,916	414,518	526,185	466,369	427,416	-38.3%	-12.3%
Loans	3,415,575	3,244,663	3,166,911	3,114,562	1,970,974	21.1%	73.3%
Less: allowance for loan losses	26,347	24,406	24,041	23,482	23,247	31.9%	13.3%
Net loans	3,389,228	3,220,257	3,142,870	3,091,080	1,947,727	21.0%	74.0%
Premises and equipment, net	85,936	81,175	81,577	85,550	66,392	23.5%	29.4%
Other real estate owned, net	14,639	15,334	16,442	13,812	6,370	-18.2%	129.8%
Interest receivable	12,729	13,920	13,069	11,218	7,012	-34.3%	81.5%
Mortgage servicing rights, at fair value	109,449	93,160	76,107	63,046	48,464	70.1%	125.8%
Goodwill	137,190	137,190	137,190	138,910	46,867	0.0%	192.7%
Core deposit and other intangibles, net	13,203	14,027	14,902	12,550	4,048	-23.6%	226.2%
Other assets	57,466	52,978	44,216	47,809	44,896	34.0%	28.0%
Total assets	$4,923,249	$4,725,416	$4,727,713	$4,581,943	$3,346,570	16.8%	47.1%
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Demand deposits
Noninterest-bearing	$970,851	$930,991	$888,200	$924,773	$715,391	17.2%	35.7%
Interest-bearing	2,027,776	1,945,886	1,909,546	1,948,600	1,471,650	16.9%	37.8%
Savings deposits	181,127	182,265	178,320	177,949	143,951	-2.5%	25.8%
Customer time deposits	664,255	625,616	602,628	562,898	395,068	24.8%	68.1%
Brokered and internet time deposits	65,854	81,393	85,701	104,318	1,533	-76.6%	4195.8%
Total time deposits	730,109	707,009	688,329	667,216	396,601	13.1%	84.1%
Total deposits	3,909,863	3,766,151	3,664,395	3,718,538	2,727,593	15.3%	43.3%
Securities sold under agreements to repurchase	15,996	14,724	14,293	14,556	16,343	34.7%	-2.1%
Short-term borrowings	187,522	138,707	190,000	52,766	—	141.2%	100.0%
Long-term debt	139,375	139,586	143,302	143,533	43,790	-0.6%	218.3%
Accrued expenses and other liabilities	39,534	55,173	118,994	80,022	49,327	-113.7%	-19.9%
Total liabilities	4,292,290	4,114,341	4,130,984	4,009,415	2,837,053	17.3%	51.3%
Shareholders' equity:
Common stock, $1 par value	30,683	30,672	30,536	30,527	28,968	0.1%	5.9%
Additional paid-in capital	420,382	418,810	418,596	416,651	363,870	1.5%	15.5%
Retained earnings	187,250	167,094	147,449	123,779	115,391	48.4%	62.3%
Accumulated other comprehensive (loss) income, net	(7,356)	(5,501)	148	1,571	1,288	135.3%	-671.1%
Total shareholders' equity	630,959	611,075	596,729	572,528	509,517	13.1%	23.8%
Total liabilities and shareholders' equity	$4,923,249	$4,725,416	$4,727,713	$4,581,943	$3,346,570	16.8%	47.1%

FB Financial Corporation
Second Quarter 2018
Supplemental Financial Information

Average Balance, Average Yield Earned and Average Rate Paid
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)

	Three Months Ended			Three Months Ended
	June 30, 2018			March 31, 2018
	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate
Interest-earning assets:
Loans HFI(1)	$3,289,045	$50,193	6.12%	$3,192,490	$46,564	5.92%
Loans held for sale	362,571	4,382	4.85%	434,573	4,173	3.89%
Securities:
Taxable	484,035	3,134	2.60%	457,826	2,852	2.53%
Tax-exempt(1)	115,334	1,327	4.61%	109,116	1,251	4.65%
Total securities(1)	599,369	4,461	2.99%	566,942	4,103	2.94%
Federal funds sold	19,645	82	1.67%	20,325	73	1.46%
Interest-bearing deposits with other financial institutions	42,750	155	1.45%	35,463	165	1.89%
FHLB stock	12,530	162	5.19%	11,806	140	4.81%
Total interest earning assets(1)	4,325,910	59,435	5.51%	4,261,599	55,218	5.25%
Noninterest Earning Assets:
Cash and due from banks	48,184			43,261
Allowance for loan losses	(24,771)			(24,311)
Other assets	414,668			397,945
Total noninterest earning assets	438,081			416,895
Total assets	$4,763,991			$4,678,494
Interest-bearing liabilities:
Interest bearing deposits:
Customer time deposits	$628,709	$1,638	1.04%	$617,784	$1,423	0.93%
Broker and internet time deposits	75,699	309	1.64%	84,125	333	1.61%
Time deposits	704,408	1,947	1.11%	701,909	1,756	1.01%
Money market	1,005,081	2,311	0.92%	975,831	1,890	0.79%
Negotiable order of withdrawals	935,351	1,571	0.67%	943,707	1,357	0.58%
Savings deposits	181,461	69	0.15%	179,925	68	0.15%
Total interest bearing deposits	2,826,301	5,898	0.84%	2,801,372	5,071	0.73%
Other interest-bearing liabilities:
FHLB advances	253,131	1,171	1.86%	211,735	917	1.76%
Other borrowings	20,002	45	0.90%	15,160	25	0.67%
Long-term debt	30,930	412	5.34%	30,930	406	5.32%
Total other interest-bearing liabilities	304,063	1,628	2.15%	257,825	1,348	2.12%
Total Interest-bearing liabilities	3,130,364	7,526	0.96%	3,059,197	6,419	0.85%
Noninterest bearing liabilities:
Demand deposits	975,760			927,213
Other liabilities	41,917			92,886
Total noninterest-bearing liabilities	1,017,677			1,020,099
Total liabilities	4,148,041			4,079,296
Shareholders' equity	615,950			599,198
Total liabilities and shareholders' equity	$4,763,991			$4,678,494
Net interest income(1)		$51,909			$48,799
Interest rate spread(1)			4.55%			4.40%
Net interest margin(1)			4.81%			4.64%
Average interest-earning assets to average interest- bearing liabilities			138.2%			139.3%
Tax equivalent adjustment		$392			$370
Loan HFI yield components:
Contractual interest rate(1)		$44,057	5.37%		$41,536	5.28%
Origination and other loan fee income		3,742	0.46%		2,867	0.37%
Accretion on purchased loans		1,928	0.23%		1,687	0.21%
Nonaccrual interest collections		250	0.03%		399	0.05%
Syndication fee income		216	0.03%		75	0.01%
Total loan yield		$50,193	6.12%		$46,564	5.92%

(1) Includes tax equivalent adjustment using combined marginal tax rate of 26.060% for 2018 and 39.225% for 2017

FB Financial Corporation
Second Quarter 2018
Supplemental Financial Information

Average Balance, Average Yield Earned and Average Rate Paid
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)

	Three Months Ended			Three Months Ended			Three Months Ended
	December 31, 2017			September 30, 2017			June 30, 2017
	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate
Interest-earning assets:
Loans HFI(1)	$3,138,245	$46,503	5.88%	$2,705,265	$40,242	5.90%	$1,942,667	$25,115	5.19%
Loans held for sale	493,073	4,856	3.91%	410,434	4,167	4.03%	390,596	4,276	4.39%
Securities:
Taxable	442,351	2,529	2.27%	425,281	2,399	2.24%	442,309	2,589	2.35%
Tax-exempt(1)	108,000	1,506	5.53%	117,429	1,617	5.46%	122,553	1,758	5.75%
Total securities(1)	550,351	4,035	2.91%	542,710	4,016	2.94%	564,862	4,347	3.09%
Federal funds sold	18,227	14	0.30%	39,363	76	0.77%	8,456	23	1.09%
Interest-bearing deposits with other financial institutions	42,693	177	1.64%	108,185	448	1.64%	68,460	158	0.93%
FHLB stock	11,160	155	5.51%	8,892	137	6.11%	7,743	90	4.66%
Total interest earning assets(1)	4,253,749	55,740	5.20%	3,814,849	49,086	5.10%	2,982,784	34,009	4.57%
Noninterest Earning Assets:
Cash and due from banks	57,406			55,485			50,004
Allowance for loan losses	(23,470)			(23,875)			(22,813)
Other assets	376,984			316,019			214,808
Total noninterest earning assets	410,920			347,629			241,999
Total assets	$4,664,669			$4,162,478			$3,224,783
Interest-bearing liabilities:
Interest bearing deposits:
Customer time deposits	$577,003	$1,067	0.73%	$493,992	$825	0.66%	$389,390	$602	0.62%
Broker and internet time deposits	95,480	380	1.58%	95,207	300	1.25%	1,522	2	0.53%
Time deposits	672,483	1,447	0.85%	589,199	1,125	0.76%	390,912	604	0.62%
Money market	1,071,194	1,991	0.74%	1,023,612	1,722	0.67%	723,020	889	0.49%
Negotiable order of withdrawals	832,030	1,146	0.55%	788,238	1,040	0.52%	711,099	759	0.43%
Savings deposits	178,574	72	0.16%	166,184	67	0.16%	143,357	55	0.15%
Total interest bearing deposits	2,754,281	4,656	0.67%	2,567,233	3,954	0.61%	1,968,388	2,307	0.47%
Other interest-bearing liabilities:
FHLB advances	241,307	967	1.59%	86,795	428	1.96%	52,569	192	1.46%
Other borrowings	15,883	11	0.27%	15,828	9	0.23%	17,315	12	0.28%
Long-term debt	30,930	414	5.31%	30,930	414	5.31%	30,930	340	4.41%
Total other interest-bearing liabilities	288,120	1,392	1.92%	133,553	851	2.52%	100,814	544	2.16%
Total Interest-bearing liabilities	3,042,401	6,048	0.79%	2,700,786	4,805	0.71%	2,069,202	2,851	0.55%
Noninterest bearing liabilities:
Demand deposits	964,030			871,973			724,419
Other liabilities	79,382			39,310			32,357
Total noninterest-bearing liabilities	1,043,412			911,283			756,776
Total liabilities	4,085,813			3,612,069			2,825,978
Shareholders' equity	578,856			550,409			398,805
Total liabilities and shareholders' equity	$4,664,669			$4,162,478			$3,224,783
Net interest income(1)		$49,692			$44,281			$31,158
Interest rate spread(1)			4.41%			4.40%			4.10%
Net interest margin(1)			4.63%			4.61%			4.19%
Average interest-earning assets to average interest-bearing liabilities			139.8%			141.2%			144.2%
Tax equivalent adjustment		$709			$671			$731
Loan HFI yield components:
Contractual interest rate(1)		$41,026	5.20%		$34,634	5.08%		$22,418	4.63%
Origination and other loan fee income		2,084	0.26%		2,610	0.38%		1,447	0.30%
Accretion on purchased loans		1,935	0.24%		1,554	0.23%		848	0.17%
Nonaccrual interest collections		1,216	0.15%		1,116	0.16%		315	0.07%
Syndication fee income		242	0.03%		328	0.05%		87	0.02%
Total loan yield		$46,503	5.88%		$40,242	5.90%		$25,115	5.19%

(1) Includes tax equivalent adjustment using combined marginal tax rate of 39.225% for 2017

FB Financial Corporation
Second Quarter 2018
Supplemental Financial Information

Average Balance, Average Yield Earned and Average Rate Paid
For the Periods Ended
(Unaudited)
(In Thousands, Except %)

	For the six months ended			For the six months ended
	June 30, 2018			June 30, 2017
	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate
Interest-earning assets:
Loans HFI(1)	$3,241,657	$96,757	6.02%	$1,906,510	$50,023	5.29%
Loans held for sale	398,373	8,555	4.33%	386,288	8,415	4.39%
Securities:
Taxable	470,660	5,986	2.56%	449,432	5,156	2.31%
Tax-exempt(1)	112,286	2,578	4.63%	120,098	3,469	5.82%
Total securities(1)	582,946	8,564	2.96%	569,530	8,625	3.05%
Federal funds sold	19,983	155	1.56%	11,375	50	0.89%
Interest-bearing deposits with other financial institutions	39,126	320	1.65%	75,680	329	0.88%
FHLB stock	12,170	302	5.00%	7,743	168	4.38%
Total interest earning assets(1)	4,294,255	114,653	5.38%	2,957,126	67,610	4.61%
Noninterest Earning Assets:
Cash and due from banks	45,736			50,805
Allowance for loan losses	(24,544)			(22,387)
Other assets	404,485			213,067
Total noninterest earning assets	425,677			241,485
Total assets	$4,719,932			$3,198,611
Interest-bearing liabilities:
Interest bearing deposits:
Customer time deposits	623,276	3,061	0.99%	389,032	1,184	0.61%
Broker and internet time deposits	79,886	642	1.62%	1,532	3	0.39%
Time deposits	703,162	3,703	1.06%	390,564	1,187	0.61%
Money market	$990,537	$4,201	0.86%	$726,458	$1,674	0.46%
Negotiable order of withdrawals	939,506	2,928	0.63%	715,006	1,454	0.41%
Savings deposits	180,697	137	0.15%	140,011	106	0.15%
Total interest bearing deposits	2,813,902	10,969	0.79%	1,972,039	4,421	0.45%
Other interest-bearing liabilities:
FHLB advances	232,547	2,088	1.81%	56,547	383	1.37%
Other borrowings	17,595	70	0.80%	18,096	22	0.25%
Long-term debt	30,930	818	5.33%	30,930	663	4.32%
Total other interest-bearing liabilities	281,072	2,976	2.14%	105,573	1,068	2.04%
Total Interest-bearing liabilities	$3,094,974	$13,945	0.91%	$2,077,612	$5,489	0.53%
Noninterest bearing liabilities:
Demand deposits	$952,140			$716,560
Other liabilities	65,110			38,265
Total noninterest-bearing liabilities	1,017,250			754,825
Total liabilities	4,112,224			2,832,437
Shareholders' equity	607,708			366,174
Total liabilities and shareholders' equity	$4,719,932			$3,198,611
Net interest income(1)		$100,708			$62,121
Interest rate spread(1)			4.47%			4.08%
Net interest margin(1)			4.73%			4.24%
Average interest-earning assets to average interesting-bearing liabilities			138.7%			142.3%
Tax equivalent adjustment		$762			$1,443
Loan HFI yield components:
Contractual interest rate(1)		$85,593	5.33%		$43,257	4.57%
Origination and other loan fee income		6,609	0.41%		3,384	0.36%
Accretion on purchased loans		3,615	0.22%		2,008	0.21%
Nonaccrual interest collections		649	0.04%		934	0.10%
Syndicated fee income		291	0.02%		440	0.05%
Total loan yield		$96,757	6.02%		$50,023	5.29%

(1) Includes tax equivalent adjustment using combined marginal tax rate of 26.060% for 2018 and 39.225% for 2017

FB Financial Corporation
Second Quarter 2018
Supplemental Financial Information

Loans and Deposits by Market
For the Quarters Ended
(Unaudited)
(In Thousands)

	2018		2017
	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Loans by market
Metropolitan	$2,210,419	$2,076,465	$1,984,826	$1,932,934	$1,461,129
Community	771,358	764,198	780,079	779,810	476,320
Specialty lending and other	433,798	404,000	402,006	401,818	33,525
Total	$3,415,575	$3,244,663	$3,166,911	$3,114,562	$1,970,974
Deposits by market
Metropolitan	2,112,941	2,079,983	2,091,927	2,059,401	1,598,574
Community	1,392,649	1,409,612	1,291,922	1,311,120	1,085,345
Mortgage and other(1)	404,273	276,556	280,546	348,017	43,674
Total	$3,909,863	$3,766,151	$3,664,395	$3,718,538	$2,727,593

(1) Includes deposits related to escrow balances from mortgage servicing portfolio and wholesale and other deposits

FB Financial Corporation
Second Quarter 2018
Supplemental Financial Information

Segment Data
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)

	2018		2017
	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Banking segment
Net interest income	$51,669	$48,771	$49,422	$43,741	$29,999
Provision for loan losses	1,063	317	956	(784)	(865)
Mortgage banking income retail footprint	6,894	6,108	6,455	7,498	7,118
Other noninterest income	7,164	6,804	6,737	6,486	5,418
Other noninterest mortgage banking expenses	5,649	5,097	5,294	6,216	5,368
Merger and conversion expense	-	1,193	2,069	15,711	767
Other noninterest expense	31,072	30,951	30,060	27,540	23,199
Pre-tax income after allocations	$27,943	$24,125	$24,235	$9,042	$14,066
Total assets	4,443,490	4,220,543	4,130,349	4,056,901	2,878,437
Intracompany funding income included in net interest income	4,517	4,508	5,276	4,274	3,831
Core efficiency ratio*	51.7%	55.2%	55.5%	56.2%	60.4%
Mortgage segment
Net interest income	$(152)	$(342)	$(439)	$(131)	$428
Provision for loan losses	-	-	-	-	-
Noninterest income	21,650	20,363	23,825	23,836	23,121
Noninterest expense	19,582	18,910	20,117	19,757	19,802
Direct contribution	$1,916	$1,111	$3,269	$3,948	$3,747
Total assets	479,759	504,873	597,364	525,042	468,133
Intracompany funding expense included in net interest income	4,517	4,508	5,276	4,274	3,831
Core efficiency ratio*	83.6%	85.7%	83.8%	79.9%	78.3%
Interest rate lock commitments
volume during the period
Consumer direct	$785,965	$719,730	$677,449	$786,034	$780,179
Third party origination (TPO)	239,995	245,679	189,299	269,473	296,034
Retail (total)	359,284	329,720	268,720	325,295	379,530
Correspondent	590,743	833,857	678,346	619,953	701,846
Total	$1,975,987	$2,128,986	$1,813,814	$2,000,755	$2,157,589
Interest rate lock commitments
pipeline (period end)
Consumer direct	$291,874	$246,650	$246,982	$261,617	$222,504
Third party origination (TPO)	92,526	107,365	63,034	93,353	88,938
Retail (total)	117,912	124,538	72,939	101,196	119,158
Correspondent	95,256	214,424	121,201	84,506	115,919
Total	$597,568	$692,977	$504,156	$540,672	$546,519
Mortgage sales
Consumer direct	$483,434	$592,873	$567,529	$485,931	$498,997
Third party origination (TPO)	205,050	160,903	216,866	194,164	209,185
Retail	79,497	64,925	68,695	71,358	66,640
Retail footprint	210,958	169,778	205,228	222,786	200,157
Reverse	12,252	14,779	20,587	17,520	17,870
Correspondent	715,733	679,561	606,526	646,003	542,410
Total	$1,706,924	$1,682,819	$1,685,431	$1,637,762	$1,535,259
Gains and fees from origination and sale of mortgage loans held for sale	$27,017	$23,481	$29,577	$29,570	$23,920
Net change in fair value of loans held for sale, derivatives, and other	(2,299)	(90)	(3,317)	(806)	5,412
Change in fair value of mortgage servicing rights, net of hedging	(1,778)	(1,713)	(190)	(893)	(1,840)
Mortgage servicing income	5,604	4,793	4,210	3,463	2,747
Total mortgage banking
income	$28,544	$26,471	$30,280	$31,334	$30,239
Mortgage sale margin (a)	1.58%	1.40%	1.75%	1.81%	1.56%

*These measures are considered non-GAAP financial measures. See “GAAP Reconciliation and Use of Non-GAAP financial measures” and the corresponding financial tables below for a reconciliation and discussion of these non-GAAP measures.

(a) Calculated by dividing gains from sale of mortgage loans held for sale by total mortgage sales

FB Financial Corporation
Second Quarter 2018
Supplemental Financial Information

Loan Portfolio and Asset Quality
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)

	2018				2017
	June 30, 2018	% of Total	March 31, 2018	% of Total	December 31, 2017	% of Total	September 30, 2017	% of Total	June 30, 2017	% of Total
Loan portfolio
Commercial and industrial	$813,041	24%	$765,115	24%	$715,075	23%	$731,588	23%	$423,704	21%
Construction	522,446	15%	466,495	14%	448,326	14%	435,414	14%	282,727	14%
Residential real estate:
1-to-4 family mortgage	528,022	15%	491,725	15%	480,989	15%	459,467	15%	307,152	16%
Residential line of credit	208,668	6%	197,740	6%	194,986	6%	188,392	6%	177,783	9%
Multi-family mortgage	57,344	2%	63,295	2%	62,374	2%	74,004	2%	52,810	3%
Commercial real estate:
Owner occupied	470,789	15%	499,331	16%	495,872	16%	473,395	15%	371,462	19%
Non-owner occupied	600,252	17%	562,128	17%	551,588	17%	521,416	17%	273,285	14%
Consumer and other	215,013	6%	198,834	6%	217,701	7%	230,886	7%	82,051	4%
Total loans held for investment	$3,415,575	100%	$3,244,663	100%	$3,166,911	100%	$3,114,562	100%	$1,970,974	100%

Allowance for loan losses rollforward summary
Allowance for loan losses at the beginning of the period	$24,406		$24,041		$23,482		$23,247		$22,898
Charge-off's	(421)		(661)		(719)		(575)		(791)
Recoveries	1,299		709		322		1,594		2,005
Provision for loan losses	1,063		317		956		(784)		(865)
Allowance for loan losses at the end of the period	$26,347		$24,406		$24,041		$23,482		$23,247

Allowance for loan losses as a percentage of total loans held for investment	0.77%		0.75%		0.76%		0.75%		1.18%

Charge-offs
Commercial and Industrial	$(5)		$(220)		$(63)		$(221)		$(131)
Construction	(15)		-		(21)		-		-
Residential real estate:
1-to-4 family mortgage	(5)		(60)		(45)		(32)		(35)
Residential line of credit	-		(20)		(72)		(9)		(195)
Multi-family mortgage	-		-		-		-		-
Commercial real estate:
Owner occupied	-		-		(224)		(64)		-
Non-owner occupied	-		-		-		-		-
Consumer and other	(396)		(361)		(294)		(249)		(430)
Total Charge Offs:	(421)		(661)		(719)		(575)		(791)
Recoveries
Commercial and Industrial	135		135		100		200		1,511
Construction	862		252		4		1,022		29
Residential real estate:
1-to-4 family mortgage	43		15		33		86		14
Residential line of credit	44		27		27		157		155
Multi-family mortgage	-		-		-		-		-
Commercial real estate:
Owner occupied	108		23		22		24		11
Non-owner occupied	-		51		4		1		2
Consumer and other	107		206		132		104		283
Total Recoveries:	1,299		709		322		1,594		2,005
Net recoveries (charge-off's)	$878		$48		$(397)		$1,019		$1,214

Net (recoveries) charge-off's as a percentage of average total loans	(0.11%)		(0.01%)		0.05%		(0.15%)		(0.25%)

Loans classified as substandard	$58,331		$52,835		$55,488		$59,588		$37,858
Purchased credit impaired loans	$77,630		$85,752		$88,835		$92,455		$15,733

Nonperforming assets(b)
Past due 90 days or more and accruing interest	$1,639		$2,689		$1,996		$1,238		$1,619
Nonaccrual	7,174		6,954		8,101		7,749		8,327
Total nonperforming loans held for investment	$8,813		$9,643		$10,097		$8,987		$9,946
Loans held for sale(a)	—		501		43,035		13,575		-
Other real estate owned- foreclosed	9,258		9,755		10,547		10,205		6,370
Other real estate owned- acquired excess facilities	5,381		5,579		5,895		3,607		-
Other assets	2,341		2,342		2,369		3,967		3,154
Total nonperforming assets	$25,793		$27,820		$71,943		$40,341		$19,470
Total nonperforming loans as a percentage of loans held for investment	0.26%		0.30%		0.32%		0.29%		0.50%
Total nonperforming assets as a percentage of total assets	0.52%		0.59%		1.52%		0.88%		0.58%
Total accruing loans over 90 days delinquent as a percentage of total assets	0.03%		0.06%		0.04%		0.03%		0.05%
Loans restructured as troubled debt restructurings	$8,603		$8,675		$8,604		$8,095		$8,488
Troubled debt restructurings as a percentage of loans held for investment	0.25%		0.27%		0.27%		0.26%		0.43%

(a) Includes right to repurchase government guaranteed GNMA mortgage loans previously sold and internally serviced for the fourth and third quarters of 2017. The Bank has not exercised and does not expect to exercise the repurchase option. In the first quarter of 2018 and prospectively, the Bank has elected to discontinue this practice as the perceived benefit has decreased with rising rates.

(b) Nonperforming assets excludes purchase credit impaired loans

FB Financial Corporation
Second Quarter 2018
Supplemental Financial Information

Preliminary Capital Ratios
(Unaudited)
(In Thousands, Except %)

Computation of Tangible Common Equity to Tangible Assets:	June 30, 2018	December 31, 2017

Total Equity	$630,959	$596,729
Less:
Goodwill	137,190	137,190
Other intangibles	13,203	14,902
Tangible Common Equity	$480,566	$444,637

Total Assets	$4,923,249	$4,727,713
Less:
Goodwill	137,190	137,190
Other intangibles	13,203	14,902
Tangible Assets	$4,772,856	$4,575,621

Total Common Equity to Total Assets	12.8%	12.6%
Tangible Common Equity to Tangible Assets*	10.1%	9.7%

	June 30, 2018	December 31, 2017
Preliminary Regulatory Capital:
Common Equity Tier 1 Capital	$467,798	$442,381
Tier 1 Capital	497,798	472,381
Total Capital	524,145	496,422

Preliminary Regulatory Capital Ratios:
Common Equity Tier 1	10.7%	10.7%
Tier 1 Risk-Based	11.4%	11.4%
Total Risk-Based	12.0%	12.0%
Tier 1 Leverage	10.9%	10.5%

*These measures are considered non-GAAP financial measures. See “GAAP Reconciliation and Use of Non-GAAP financial measures” and the corresponding financial tables below for a reconciliation and discussion of these non-GAAP measures.

FB Financial Corporation
Second Quarter 2018
Supplemental Financial Information

Investment Portfolio
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)

	2018				2017
Securities (at fair value)	Second Quarter		First Quarter		Fourth Quarter		Third Quarter		Second Quarter
Available for sale debt securities
U.S. government agency securities	$983	0%	$982	0%	$986	0%	$992	0%	$990	0%
Mortgage-backed securities - residential	477,974	78%	472,930	79%	418,781	77%	418,794	77%	410,708	74%
Municipals, tax exempt	122,247	20%	113,158	19%	109,251	20%	106,950	20%	122,698	22%
Treasury securities	7,156	1%	7,178	1%	7,252	1%	8,819	2%	10,310	2%
Total available for sale debt securities	608,360	99%	594,248	99%	536,270	99%	535,555	99%	544,706	98%
Equity securities	3,075	1%	3,099	1%	7,722	1%	7,727	1%	8,651	2%
Total securities	$611,435	100%	$597,347	100%	$543,992	100%	$543,282	100%	$553,357	100%

Securities to total assets	12.4%		12.6%		11.5%		11.9%		16.5%

FB Financial Corporation
Second Quarter 2018
Supplemental Financial Information

Non-GAAP Reconciliation
For the Quarters Ended
(Unaudited)
(In Thousands, Except Share Data and %)

	2018		2017
Net income, adjusted	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Pre-tax net income	$29,859	$25,236	$27,504	$12,990	$17,813
Plus merger and offering-related expenses	671	1,193	2,069	15,711	767
Less significant gains (losses) on securities, other real estate
owned and other items	-	-	-	-	-
Pre-tax net income, adjusted	$30,530	$26,429	$29,573	$28,701	$18,580
Income tax expense, adjusted	7,794	5,793	11,308	10,765	6,875
Net income, adjusted	$22,736	$20,636	$18,265	$17,936	$11,705
Weighted average common shares outstanding fully diluted	31,294,044	31,421,830	31,166,080	30,604,537	26,301,458

Diluted earnings per share, adjusted
Diluted earnings per common share	$0.70	$0.63	$0.74	$0.27	$0.43
Plus merger and offering-related expenses	0.02	0.04	0.07	0.51	0.03
Less significant gains (losses) on securities, other real estate
owned and other items	-	-	-	-	-
Less tax effect	-	(0.01)	(0.22)	(0.20)	(0.01)
Diluted earnings per share, adjusted	$0.72	$0.66	$0.59	$0.58	$0.45

Previously, the Company adjusted reported net income for the following items: (i) change in fair value in MSRs, net, and (ii) Gains (losses) from securities, OREO, MSRs, other assets, and other items. Beginning with the first quarter of 2018, the Company is only adjusting reported earnings for (i) merger and conversion costs, (ii) impact of tax reform (fourth quarter 2017); and (iii) other significant items impacting comparability between quarterly and annual periods including costs related to the secondary stock offering completed by our primary shareholder during the second quarter of 2018. Prior periods have been adjusted to conform to this presentation, see below for previously reported amounts:

	2017
Previously reported core results*	Fourth Quarter	Third Quarter	Second Quarter
Core net income	$18,677	$18,516	$12,919
Core diluted earnings per share	$0.60	$0.60	$0.49

* Non-GAAP reconciliations of previously reported core results are included in previously issued earnings release supplements.

FB Financial Corporation
Second Quarter 2018
Supplemental Financial Information

Non-GAAP Reconciliation
For the Quarters Ended
(Unaudited)
(In Thousands, Except Share Data and %)

	2018		2017
Core efficiency ratio (tax-equivalent basis)	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Total noninterest expense	$56,303	$56,151	$57,540	$69,224	$49,136
Less merger and offering-related expenses	671	1,193	2,069	15,711	767
Less loss on sale of mortgage servicing rights	-	-	-	-	249
Core noninterest expense	$55,632	$54,958	$55,471	$53,513	$48,120
Net interest income (tax-equivalent basis)	51,909	48,799	49,692	44,281	31,158
Total noninterest income	35,708	33,275	37,017	37,820	35,657
Less change in fair value on mortgage servicing rights	(1,778)	(1,713)	(190)	(893)	(1,840)
Less (loss) gain on sales or write-downs of other real estate owned and other assets	(132)	(118)	(386)	(314)	62
Less (loss) gain from securities, net	(97)	(47)	1	254	29
Core noninterest income	37,715	35,153	37,592	38,773	37,406
Core revenue	$89,624	$83,952	$87,284	$83,054	$68,564
Efficiency ratio (GAAP)(1)	64.5%	68.7%	66.9%	85.0%	74.4%
Core efficiency ratio (tax-equivalent basis)	62.1%	65.5%	63.6%	64.4%	70.2%

(1) Efficiency ratio (GAAP) is calculated by dividing reported noninterest expense by reported total revenue.

	2018		2017
Banking segment core efficiency ratio (tax equivalent)	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Core consolidated noninterest expense	$55,632	$54,958	$55,471	$53,513	$48,120
Less Mortgage segment noninterest expense	19,582	18,910	20,117	19,757	19,802
Add loss on sale of mortgage servicing rights	-	-	-	-	249
Adjusted Banking segment noninterest expense	36,050	36,048	35,354	33,756	28,567
Adjusted core revenue	89,624	83,952	87,284	83,054	68,564
Less Mortgage segment noninterest income	21,650	20,363	23,825	23,836	23,121
Less change in fair value on mortgage servicing rights	(1,778)	(1,713)	(190)	(893)	(1,840)
Adjusted Banking segment total revenue	$69,752	$65,302	$63,649	$60,111	$47,283
Banking segment core efficiency ratio (tax-equivalent basis)	51.7%	55.2%	55.5%	56.2%	60.4%

Mortgage segment core efficiency ratio (tax equivalent)
Consolidated Noninterest expense	$56,303	$56,151	$57,540	$69,224	$49,136
Less loss on sale of mortgage servicing rights	-	-	-	-	249
Less Banking segment noninterest expense	36,721	37,241	37,423	49,467	29,334
Adjusted Mortgage segment noninterest expense	$19,582	$18,910	$20,117	$19,757	$19,553
Total noninterest income	35,708	33,275	37,017	37,820	35,657
Less Banking segment noninterest income	14,058	12,912	13,192	13,984	12,536
Less change in fair value on mortgage servicing rights	(1,778)	(1,713)	(190)	(893)	(1,840)
Adjusted Mortgage segment total revenue	$23,428	$22,076	$24,015	$24,729	$24,961
Mortgage segment core efficiency ratio (tax-equivalent basis)	83.6%	85.7%	83.8%	79.9%	78.3%

	2018		2017
Mortgage contribution, adjusted	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Mortgage segment pre-tax net contribution	$1,916	$1,111	$3,269	$3,948	$3,747
Retail footprint:
Mortgage banking income	6,894	6,108	6,455	7,498	7,118
Mortgage banking expenses	5,649	5,097	5,294	6,216	5,368
Retail footprint pre-tax net contribution	1,245	1,011	1,161	1,282	1,750
Total mortgage banking pre-tax net contribution	$3,161	$2,122	$4,430	$5,230	$5,497
Pre-tax net income	29,859	25,236	27,504	12,990	17,813
% total mortgage banking pre-tax net contribution	10.6%	8.4%	16.1%	40.3%	30.9%
Pre-tax net income, adjusted	30,530	26,429	29,573	28,701	18,580
% total mortgage banking pre-tax net contribution, adjusted	10.4%	8.0%	15.0%	18.2%	29.6%

	2018		2017
Tangible assets and equity	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Tangible Assets
Total assets	$4,923,249	$4,725,416	$4,727,713	$4,581,943	$3,346,570
Less goodwill	137,190	137,190	137,190	138,910	46,867
Less intangibles, net	13,203	14,027	14,902	12,550	4,048
Tangible assets	$4,772,856	$4,574,199	$4,575,621	$4,430,483	$3,295,655
Tangible Common Equity
Total shareholders' equity	$630,959	$611,075	$596,729	$572,528	$509,517
Less goodwill	137,190	137,190	137,190	138,910	46,867
Less intangibles, net	13,203	14,027	14,902	12,550	4,048
Tangible common equity	$480,566	$459,819	$444,637	$421,068	$458,602
Common shares outstanding	30,683,353	30,671,763	30,535,517	30,526,592	28,968,160
Book value per common share	$20.56	$19.92	$19.54	$18.76	$17.59
Tangible book value per common share	$15.66	$14.99	$14.56	$13.79	$15.83
Total shareholders' equity to total assets	12.8%	12.9%	12.6%	12.5%	15.2%
Tangible common equity to tangible assets	10.1%	10.2%	9.7%	9.5%	13.9%
Net income	$22,065	$19,754	$23,018	$8,388	$11,239
Return on tangible common equity	18.4%	17.4%	20.5%	7.9%	9.8%

	2018		2017
Return on average tangible common equity	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Total average shareholders' equity	$615,950	$599,198	$578,856	$550,409	$398,805
Less average goodwill	137,190	137,190	137,190	108,220	46,839
Less average intangibles, net	13,615	14,465	13,726	9,983	4,124
Average tangible common equity	$465,145	$447,544	$427,940	$432,206	$347,842
Net income	$22,065	$19,754	$23,018	$8,388	$11,239
Return on average tangible common equity	19.0%	17.9%	21.3%	7.7%	13.0%

FB Financial Corporation
Second Quarter 2018
Supplemental Financial Information

Non-GAAP Reconciliation
For the Quarters Ended
(Unaudited)
(In Thousands, Except Share Data and %)

	2018		2017
Return on average tangible common equity, adjusted	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Average tangible common equity	465,145	447,544	427,940	432,206	347,842
Net income, adjusted	$22,736	$20,636	$18,265	$17,936	$11,705
Return on average tangible common equity, adjusted	19.6%	18.7%	16.9%	16.5%	13.5%

	2018		2017
Return on average assets and equity, adjusted	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Net income	$22,065	$19,754	$23,018	$8,388	$11,239
Average assets	4,763,991	4,678,494	4,664,669	4,162,478	3,224,783
Average equity	615,950	599,198	578,856	550,409	398,805
Return on average assets	1.86%	1.71%	1.96%	0.80%	1.40%
Return on average equity	14.4%	13.4%	15.8%	6.1%	11.3%
Net income, adjusted	22,736	20,636	18,265	17,936	11,705
Return on average assets, adjusted	1.91%	1.79%	1.55%	1.71%	1.46%
Return on average equity, adjusted	14.8%	14.0%	12.5%	12.9%	11.8%

	2017
Previously reported core metrics*	Fourth Quarter	Third Quarter	Second Quarter
Core return on average tangible common equity	17.4%	17.0%	14.9%
Core return on average assets	1.59%	1.76%	1.61%
Core return on average equity	12.8%	13.3%	13.0%
Core total revenue	$86,575	$82,383	$67,833
* Non-GAAP reconciliations of previously reported core results are included in previously issued earnings release supplements.